EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS FOURTH QUARTER AND
FULL YEAR 2021 FINANCIAL RESULTS

HOUSTON – February 10, 2022 — PROS Holdings, Inc. (NYSE: PRO), a market-leading provider of SaaS solutions optimizing shopping and selling experiences, today announced financial results for the fourth quarter and full year ended December 31, 2021.

“Despite the continued impact that COVID-19 has had on our business, I’m proud of how our team aligned to meet or exceed the guidance ranges we established for 2021,” stated CEO Andres Reiner. “We have a strong passion and commitment towards delivering incredible value to our customers, which is highlighted by our best-in-class gross revenue retention rate of over 93% and all-time high NPS scores. We are excited about 2022 and confident that we have the right people, platform and strategy to capture the large market opportunity in front of us.”

Fourth Quarter and Full Year 2021 Financial Highlights

Key financial results for the fourth quarter and full year 2021 are shown below. Throughout this press release all dollar figures are in millions, except net loss per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q4 2021	Q4 2020	Change	Q4 2021	Q4 2020	Change
Revenue:
Total Revenue	$65.0	$60.9	7%	n/a	n/a	n/a
Subscription Revenue	$47.0	$42.9	10%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$55.4	$52.6	5%	n/a	n/a	n/a
Profitability:
Gross Profit	$39.0	$35.5	10%	$40.7	$37.0	10%
Operating Loss	$(21.6)	$(13.4)	$(8.2)	$(8.2)	$(6.1)	$(2.0)
Net Loss	$(23.6)	$(18.2)	$(5.4)	$(7.2)	$(5.9)	$(1.4)
Net Loss Per Share	$(0.53)	$(0.42)	$(0.11)	$(0.16)	$(0.14)	$(0.02)
Adjusted EBITDA	n/a	n/a	n/a	$(6.4)	$(4.2)	$(2.2)
Cash:
Net Cash (Used in) Provided by Operating Activities	$(1.0)	$12.5	$(13.4)	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$(1.3)	$11.4	$(12.8)

	GAAP			Non-GAAP
	FY 2021	FY 2020	Change	FY 2021	FY 2020	Change
Revenue:
Total Revenue	$251.4	$252.4	—%	n/a	n/a	n/a
Subscription Revenue	$178.0	$170.5	4%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$213.1	$215.2	(1)%	n/a	n/a	n/a
Annual Recurring Revenue ("ARR")	n/a	n/a	n/a	$226.7	$209.7	8%
Annual Recurring Revenue in constant currency	n/a	n/a	n/a	$229.2	$209.7	9%
Profitability:
Gross Profit	$146.5	$147.8	(1)%	$152.1	$153.9	(1)%
Operating Loss	$(74.3)	$(66.1)	$(8.3)	$(32.9)	$(34.7)	$1.8
Net Loss	$(81.2)	$(77.0)	$(4.2)	$(29.1)	$(28.3)	$(0.9)
Net Loss Per Share	$(1.83)	$(1.78)	$(0.05)	$(0.66)	$(0.65)	$(0.01)
Adjusted EBITDA	n/a	n/a	n/a	$(24.8)	$(27.6)	$2.7
Cash:
Net Cash Used in Operating Activities	$(18.6)	$(49.4)	$30.8	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$(20.2)	$(53.3)	$33.1

The attached table provides a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•Customers achieved more than 6% revenue improvement, on average, by leveraging the PROS Platform based on a value assessment of over 100 customer case studies spanning our target industries.

•Completed the acquisition of EveryMundo LLC, a digital offer marketing pioneer that enables more direct customer engagement through dynamic webpages, offer visualization, and digital ad campaigns. With EveryMundo, PROS empowers brands to broaden their digital reach, pulling buyers into direct selling motions to create superior brand experiences and foster loyalty.

•Delivered a successful virtual PROS 2021 Outperform Customer Conference featuring 43 customer speakers; over 4,300 people from around the world registered to learn about the latest innovations delivered on the PROS Platform and how to power omnichannel selling.

•Expanded our partnership with Microsoft to accelerate market adoption of Microsoft Dynamics 365 and PROS combined digital selling solution.

•Received prestigious honors in recognition of our AI-powered digital selling innovations, including being named Best in Biz Silver Award’s 2021 Enterprise Product of the Year for Sales and Pricing Software Category Leader in G2 Winter 2021.

•Welcomed several new customers who are adopting the PROS Platform such as Air Baltic, B. Braun, Rockwool, and Royal Brunei, among others.

Financial Outlook

PROS currently anticipates the following based on an estimated 45.1 million basic weighted average shares outstanding for the first quarter of 2022 and a 22% non-GAAP estimated tax rate for the first quarter and full year 2022.

	Q1 2022 Guidance	v. Q1 2021 at Mid-Point	Full Year 2022 Guidance	v. Prior Year at Mid-Point
Total Revenue	$65.0 to $66.0	7%	$267.0 to $270.0	7%
Subscription Revenue	$48.0 to $48.5	13%	$200.0 to $202.0	13%
ARR	n/a	n/a	$246.0 to $250.0	9%
Subscription ARR	n/a	n/a	$224.0 to $228.0	16%
Non-GAAP Loss Per Share	$(0.26) to $(0.24)	$(0.03)	n/a	n/a
Adjusted EBITDA	$(12.0) to $(11.0)	$(2.1)	$(28.0) to $(25.0)	$(1.7)
Free Cash Flow	n/a	n/a	$(25.0) to $(21.0)	$(2.8)
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Thursday, February 10, 2022, at 4:45 p.m. EST to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Thursday February 24, 2022, 11:59 PM EST at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13725919.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a market-leading provider of SaaS solutions that optimize shopping and selling experiences. Built on the PROS Platform, these intelligent solutions leverage business AI, intuitive user experiences and process automation to deliver frictionless, personalized purchasing experiences designed to meet the real-time demands of today’s B2B and B2C omnichannel shoppers, regardless of industry. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the business impact and duration of the coronavirus (COVID-19) pandemic; our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP loss per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the impact of the COVID-19 pandemic, such as the scope and duration of the outbreak, including variants, and, among other effects, the timeframe for recovery of the travel industry, (b) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (c) increasing business from customers and maintaining subscription renewal rates, (d) managing our growth effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security and data localization laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, (v) migrating customers to our latest cloud solutions, and (w) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof.

Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP gross profit and margin, non-GAAP income (loss) from operations or non-GAAP operating loss, annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP tax rate, non-GAAP net income (loss) or non-GAAP net loss, and diluted earnings (loss) per share or non-GAAP net loss per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP gross margin can be compared to gross margin which can be calculated from the condensed consolidated statements of income (loss) by dividing gross profit by total revenue. Non-GAAP gross margin is similarly calculated but first adds back to gross profit the portion of certain of the non-GAAP adjustments described below attributable to cost of revenue. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the condensed consolidated statements of income (loss) by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the non-GAAP adjustments described below attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, non-GAAP loss per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles and new headquarters noncash rent expense. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:
•Share-Based Compensation: Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.
•Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.
•Acquisition-Related Expenses: Acquisition-related expenses include integration costs and other one-time direct costs associated with our acquisitions. These amounts are unrelated to our core performance during any particular period and are impacted by the timing and size of the acquisitions. We exclude acquisition-related expenses to provide investors a method to compare our operating results to prior periods and to peer companies because such amounts can vary significantly based on the frequency of acquisitions and magnitude of acquisition expenses.
•New Headquarters Noncash Rent Expense: Noncash rent expense is related to our new corporate headquarters and is incurred prior to occupation of this facility. These amounts are unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the noncash rent expense on the preoccupied new headquarters in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.

Non-GAAP loss per share: Non-GAAP net income (loss) excludes the items listed above as excluded from non-GAAP income (loss) from operations and also excludes amortization of debt discount and issuance costs and the taxes related to these items and the items excluded from non-GAAP income (loss) from operations. Estimates of non-GAAP loss per share are calculated by dividing estimates for non-GAAP loss by our estimate of shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP income (loss) from operations, non-GAAP net income (loss) excludes the following items from non-GAAP estimates:
•Amortization of Debt Discount and Issuance Costs: Amortization of debt discount and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. ARR should be viewed independently of revenue and any other GAAP measure. Subscription ARR is calculated in the same manner, but excludes maintenance and support ARR.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, acquisition-related expenses, amortization of acquisition-related intangibles, depreciation and amortization, new headquarters noncash rent expense, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Belinda Overdeput
713-335-5895
ir@pros.com

Media Contact:
Amy Williams
713-335-5978
awilliams@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	December 31, 2021	December 31, 2020
Assets:
Current assets:
Cash and cash equivalents	$227,553	$329,134
Trade and other receivables, net of allowance of $1,206 and $4,122, respectively	40,581	49,578
Deferred costs, current	5,772	5,941
Prepaid and other current assets	9,623	9,647
Total current assets	283,529	394,300
Property and equipment, net	30,958	36,504
Operating lease right-of-use assets	25,732	30,689
Deferred costs, noncurrent	9,510	12,544
Intangibles, net	27,618	8,341
Goodwill	108,133	50,044
Other assets, noncurrent	9,003	7,549
Total assets	$494,483	$539,971
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable and other liabilities	$4,034	$4,246
Accrued liabilities	12,631	13,065
Accrued payroll and other employee benefits	31,994	25,514
Operating lease liabilities, current	8,457	5,937
Deferred revenue, current	97,713	99,156
Total current liabilities	154,829	147,918
Deferred revenue, noncurrent	8,553	11,372
Convertible debt, net, noncurrent	288,287	218,028
Operating lease liabilities, noncurrent	38,034	44,099
Other liabilities, noncurrent	1,196	1,517
Total liabilities	490,899	422,934
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 49,201,265 and 48,142,267 shares issued, respectively; 44,520,542 and 43,461,544 shares outstanding, respectively	49	48
Additional paid-in capital	546,693	589,040
Treasury stock, 4,680,723 common shares, at cost	(29,847)	(29,847)
Accumulated deficit	(508,652)	(438,773)
Accumulated other comprehensive loss	(4,659)	(3,431)
Total stockholders’ equity	3,584	117,037
Total liabilities and stockholders’ equity	$494,483	$539,971

PROS Holdings, Inc.
Condensed Consolidated Statements of Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue:
Subscription	$47,015	$42,897	$178,006	$170,473
Maintenance and support	8,390	9,663	35,111	44,692
Total subscription, maintenance and support	55,405	52,560	213,117	215,165
Services	9,568	8,298	38,306	37,259
Total revenue	64,973	60,858	251,423	252,424
Cost of revenue:
Subscription	12,906	13,520	53,418	51,673
Maintenance and support	2,053	2,303	8,512	9,880
Total cost of subscription, maintenance and support	14,959	15,823	61,930	61,553
Services	11,018	9,496	42,995	43,080
Total cost of revenue	25,977	25,319	104,925	104,633
Gross profit	38,996	35,539	146,498	147,791
Operating expenses:
Selling and marketing	22,666	19,300	86,445	87,182
Research and development	21,422	19,368	82,268	77,165
General and administrative	14,161	10,297	49,742	49,524
Acquisition-related	2,386	—	2,386	—
Loss from operations	(21,639)	(13,426)	(74,343)	(66,080)
Convertible debt interest and amortization	(1,576)	(4,480)	(6,304)	(11,125)
Other income (expense), net	89	(202)	308	897
Loss before income tax provision	(23,126)	(18,108)	(80,339)	(76,308)
Income tax provision	483	76	870	676
Net loss	$(23,609)	$(18,184)	$(81,209)	$(76,984)

Net loss per share:
Basic and diluted	$(0.53)	$(0.42)	$(1.83)	$(1.78)
Weighted average number of shares:
Basic and diluted	44,438	43,452	44,348	43,301

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Operating activities:
Net loss	$(23,609)	$(18,184)	$(81,209)	$(76,984)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,232	3,750	12,060	14,334
Amortization of debt discount and issuance costs	372	3,287	1,491	8,743
Share-based compensation	9,665	5,922	35,075	24,399
Provision for doubtful accounts	168	(766)	(1,910)	4,783
Changes in operating assets and liabilities:
Accounts and unbilled receivables	4,039	19,034	12,560	10,450
Deferred costs	906	406	3,202	2,749
Prepaid expenses and other assets	1,431	(1,507)	1,828	(1,376)
Operating lease right-of-use assets and liabilities	1,499	9,805	1,534	16,974
Accounts payable and other liabilities	(1,108)	(6,992)	(515)	(4,817)
Accrued liabilities	113	1,652	(426)	(9,848)
Accrued payroll and other employee benefits	4,478	3,495	4,693	(7,106)
Deferred revenue	(2,156)	(7,450)	(6,938)	(31,690)
Net cash (used in) provided by operating activities	(970)	12,452	(18,555)	(49,389)
Investing activities:
Purchases of property and equipment	(364)	(4,942)	(2,796)	(28,493)
Acquisition of EveryMundo, net of cash acquired	(79,482)	—	(79,482)	—
Capitalized internal-use software development costs	—	(421)	—	(1,686)
Purchase of equity securities	(225)	(168)	(2,895)	(281)
Net cash used in investing activities	(80,071)	(5,531)	(85,173)	(30,460)
Financing activities:
Proceeds from employee stock plans	—	—	3,111	2,824
Tax withholding related to net share settlement of stock awards	—	(147)	(352)	(20,481)
Payments of notes payable	—	—	(288)	—
Proceeds from issuance of convertible debt, net	—	—	—	146,925
Debt issuance costs related to convertible debt	—	(344)	—	(1,019)
Purchase of capped call	—	—	—	(25,335)
Net cash (used in) provided by financing activities	—	(491)	2,471	102,914
Effect of foreign currency rates on cash	(48)	352	(324)	(8)
Net change in cash and cash equivalents	(81,089)	6,782	(101,581)	23,057
Cash and cash equivalents:
Beginning of period	308,642	322,352	329,134	306,077
End of period	$227,553	$329,134	$227,553	$329,134

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 10.

	Three Months Ended December 31,		Quarter over Quarter	Year Ended December 31,		Year over Year
	2021	2020	% change	2021	2020	% change
GAAP gross profit	$38,996	$35,539	10%	$146,498	$147,791	(1)%
Non-GAAP adjustments:
New headquarters noncash rent expense	—	—		—	417
Amortization of acquisition-related intangibles	752	886		1,948	3,586
Share-based compensation	926	587		3,679	2,132
Non-GAAP gross profit	$40,674	$37,012	10%	$152,125	$153,926	(1)%

Non-GAAP gross margin	62.6%	60.8%		60.5%	61.0%

GAAP loss from operations	$(21,639)	$(13,426)	61%	$(74,343)	$(66,080)	13%
Non-GAAP adjustments:
Acquisition-related expenses	2,386	—		2,386	—
New headquarters noncash rent expense	—	—		—	1,479
Amortization of acquisition-related intangibles	1,420	1,363		4,017	5,507
Share-based compensation	9,665	5,922		35,075	24,399
Total Non-GAAP adjustments	13,471	7,285		41,478	31,385
Non-GAAP loss from operations	$(8,168)	$(6,141)	33%	$(32,865)	$(34,695)	(5)%

Non-GAAP loss from operations % of total revenue	(12.6)%	(10.1)%		(13.1)%	(13.7)%

GAAP net loss	$(23,609)	$(18,184)	30%	$(81,209)	$(76,984)	5%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	13,471	7,285		41,478	31,385
Amortization of debt discount and issuance costs	372	3,277		1,491	8,703
Tax impact related to non-GAAP adjustments	2,529	1,736		9,098	8,645
Non-GAAP net loss	$(7,237)	$(5,886)	23%	$(29,142)	$(28,251)	3%

Non-GAAP diluted loss per share	$(0.16)	$(0.14)		$(0.66)	$(0.65)

Shares used in computing non-GAAP loss per share	44,438	43,452		44,348	43,301

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Cost of Subscription Items
New headquarters noncash rent expense	—	—	—	42
Amortization of acquisition-related intangibles	752	714	1,935	2,928
Share-based compensation	207	126	715	423
Total cost of subscription items	$959	$840	$2,650	$3,393

Cost of Maintenance Items
New headquarters noncash rent expense	—	—	—	64
Amortization of acquisition-related intangibles	—	172	13	658
Share-based compensation	136	64	498	242
Total cost of maintenance items	$136	$236	$511	$964

Cost of Services Items
New headquarters noncash rent expense	—	—	—	311
Share-based compensation	583	397	2,466	1,467
Total cost of services items	$583	$397	$2,466	$1,778

Sales and Marketing Items
New headquarters noncash rent expense	—	—	—	283
Amortization of acquisition-related intangibles	668	477	2,069	1,921
Share-based compensation	3,073	978	10,407	6,536
Total sales and marketing items	$3,741	$1,455	$12,476	$8,740

Research and Development Items
New headquarters noncash rent expense	—	—	—	517
Share-based compensation	2,421	1,647	8,288	6,061
Total research and development items	$2,421	$1,647	$8,288	$6,578

General and Administrative Items
New headquarters noncash rent expense	—	—	—	262
Share-based compensation	3,245	2,710	12,701	9,670
Total general and administrative items	$3,245	$2,710	$12,701	$9,932

Acquisition-related expenses	$2,386	$—	$2,386	$—

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Adjusted EBITDA
GAAP Loss from Operations	$(21,639)	$(13,426)	$(74,343)	$(66,080)
Acquisition-related expenses	2,386	—	2,386	—
Amortization of acquisition-related intangibles	1,420	1,363	4,017	5,507
New headquarters noncash rent expense	—	—	—	1,479
Share-based compensation	9,665	5,922	35,075	24,399
Depreciation and other amortization	1,812	2,387	8,043	8,827
Capitalized internal-use software development costs	—	(421)	—	(1,686)
Adjusted EBITDA	$(6,356)	$(4,175)	$(24,822)	$(27,554)

Net cash (used in) provided by operating activities	$(970)	$12,452	$(18,555)	$(49,389)
Purchase of property and equipment (excluding new headquarters)	(364)	(601)	(1,655)	(2,248)
Capitalized internal-use software development costs	—	(421)	—	(1,686)
Free Cash Flow	$(1,334)	$11,430	$(20,210)	$(53,323)

Guidance
	Q1 2022 Guidance		Full Year 2022 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(26,400)	$(25,400)	$(90,300)	$(87,300)
Amortization of acquisition-related intangibles	2,400	2,400	8,400	8,400
Share-based compensation	10,400	10,400	48,400	48,400
Depreciation and other amortization	1,600	1,600	5,500	5,500
Adjusted EBITDA	$(12,000)	$(11,000)	$(28,000)	$(25,000)